UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 8, 2021

CLANCY CORP.

(Exact name of registrant as specified in its charter)

Nevada	333-213698	30-0944559
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2nd Floor, BYD No. 56,Dongsihuan South Road,

Chaoyang District, Beijing, China

(Address of Principal Executive Offices)

+1189-1098-4577

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 4.01 Change in Registrant’s Certifying Accountant

On October 8, 2021, RH, CPA (“Former Auditor”) resigned as the independent registered accountant of Clancy Corp. (the “Company”). On that same date, the Company Jack Shama, CPA, MA (“New Auditor”) as its independent registered public accountant which was approved by the Company’s Board of Directors.

Pursuant to applicable rules, the Company makes the following additional disclosures:

(a) The Former Auditor did not provide an audit report on the consolidated financial statements of the Company as at and for the fiscal year ended July 31, 2020 or any prior period.

(b) During fiscal year ended July 31, 2020 and through October 8, 2021, there were no disagreements with the Former Auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which if not resolved to the Former Auditor’s satisfaction would have caused it to make reference thereto in connection with the Former Auditor’s reports on the financial statements for such years. During fiscal year ended July 31, 2020 and through October 8, 2021, there were no events of the type described in Item 304(a)(1)(v) of Regulation S-K.

(c) During fiscal year ended July 31, 2020 and through October 8, 2021, the Company did not consult with the New Auditor with respect to any matter whatsoever including without limitation with respect to any of (i) the application of accounting principles to a specified transaction, either completed or proposed; (ii) the type of audit opinion that might be rendered on the Company’s financial statements; or (iii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or an event of the type described in Item 304(a)(1)(v) of Regulation S-K.

On October 11, 2021, the Company provided the Former Auditor with a copy of the foregoing disclosure and requested that it furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made therein. A copy of the letter from the Former Auditor dated December 3, 2019 is attached hereto as Exhibit 16.1.

Item 9.01 Financial Statements and Exhibits.

Exhibit 16.1 - Letter from RH CPA dated October 13, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLANCY CORP.
(Registrant)

/s/ Xiangying Meng
Xiangying Meng
Chief Executive Officer

Date: October 13, 2021